                            SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                          1934 (AMENDMENT NO. __  ).

Filed by the Registrant / /
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /   Preliminary Proxy Statement

/x/   Definitive Proxy Statement
/ /   Definitive Additional Materials
/ /   Soliciting Material Pursuant to 240.14a-11 (c) or 240.14a-12


                    General Parametrics Corporation
______________________________________________________________________________
               (Name of Registrant as Specified In Its Charter)


                    General Parametrics Corporation
______________________________________________________________________________
               (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/x/   $125 per Exchange Act Rule 0-11 (c)(1)(ii), 14a-6(i)(1) or
      14a-6(i)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:
            ________________________________________________________________

      (2)   Aggregate number of securities to which transaction applies:
            ________________________________________________________________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11
            ________________________________________________________________

      (4)   Proposed maximum aggregate value of transaction:
            ________________________________________________________________

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

      (1)    Amount Previously Paid:
             _______________________________________________________________

      (2)    Form, Schedule or Registration Statement No.:
             _______________________________________________________________

      (3)    Filing Party:
             _______________________________________________________________

      (4)    Date Filed:
             _______________________________________________________________

                        GENERAL PARAMETRICS CORPORATION
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON MARCH 27, 1995

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of
General Parametrics Corporation, a Delaware corporation (the "Company"), will be held on March 27, 1995 at 9:30 a.m., local time, at the Company's headquarters, 1250 Ninth Street, Berkeley, California for the purposes of considering and acting upon the following proposals:

           1. To elect directors to serve for the ensuing year and until their successors are elected.

           2. To approve the adoption of the Company's 1995 Stock Option Plan, as adopted by theCompany's Board of Directors and the reservation of 500,000 shares of common stock for issuance thereunder.

           3. To approve and ratify the selection of Price Waterhouse as the Company's independent public accountants for the fiscal year ending October 31, 1995.

           4. To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on February 2, 1995 are entitled to notice of and to vote at the meeting.

All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. If you attend the meeting, you may vote in person even though you returned a Proxy.


                                              By Order of the Board of Directors


                                              Joan Lope, Corporate Secretary

Date: March 15, 1995

                             YOUR VOTE IS IMPORTANT


_____________________________________________________________________________

           In order to assure your representation at the meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope.
_____________________________________________________________________________

                       GENERAL PARAMETRICS CORPORATION

            PROXY STATEMENT FOR 1995 ANNUAL MEETING OF STOCKHOLDERS
                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL
The enclosed Proxy is solicited on behalf of the Board of Directors of General Parametrics Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held March 27, 1995 at 9:30 a.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's headquarters, 1250 Ninth Street, Berkeley, California 94710. The telephone number at that address is (510) 524-3950.

These Proxy solicitation materials were mailed on or about March 15, 1995 to all stockholders entitled to notice of and to vote at the Annual Meeting.

RECORD DATE AND SHARES OUTSTANDING
Stockholders of record at the close of business on February 2, 1995 (the "Record Date") are entitled to vote at the Annual Meeting. At the Record Date, 5,111,920 shares of the Company's Common Stock were issued and outstanding.

REVOCABILITY OF PROXIES
Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attn:
Corporate Secretary) a written notice of revocation or a duly executed Proxy bearing a later date or by attending the Annual Meeting and voting in person.

VOTING AND SOLICITATION
Subject to the procedural requirements of the Delaware General Corporation law relating to cumulative voting, stockholders are entitled to cumulate votes in the election of directors and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by such stockholder, or distribute the stockholders' votes on the same principle among as many candidates as the stockholder may select, provided that votes cannot be cast for more than the number of directors to be elected. On all other matters, each share has one vote.

The cost of this solicitation will be borne by the Company. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 1996 ANNUAL MEETING Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 1996 Annual Meeting of Stockholders must be received by the Company no later than November 7, 1995 in order to be eligible for inclusion in the proxy statement and form of proxy relating to that meeting.

                             ELECTION OF DIRECTORS
NOMINEES
A board of five directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for management's five nominees named below, all of whom are presently directors of the Company. In the event that any management nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of stockholders or until a successor has been elected and qualified.

The names of the nominees, and certain information about them as of the Record Date, are as set forth below:

           NAME                 AGE            PRINCIPAL OCCUPATION                  DIRECTOR SINCE
           ----------------------------------------------------------------------------------------
           Herbert B. Baskin    61             President, Chief Executive Officer    1981
                                               and Chairman of the Board of
                                               Directors of the Company

           J. Thomas Bentley    45             Managing Partner, Bentley Hall &      1991
                                               Company, Director of the Company

           Luther J. Nussbaum   48             Principal, Nussbaum & Associates      1994
                                               Consulting Company, Director of
                                               the Company

           Victor D. Poor       61             Executive Officer, Airnet             1987
                                               Communications Corporation,
                                               Director of the Company

           Eugene T. Sanders    44             Vice President, Advanced Product      1983
                                               Development, Assistant Secretary and
                                               Director of the Company

Except as set forth below, each of the directors has been engaged in the principal occupation described below during the past five years. There are no family relationships among any directors or officers of the Company.

Herbert B. Baskin, a co-founder of the Company, has served as Chairman of the Board and Chief Executive Officer of the Company since its incorporation in September 1981. Mr. Baskin has served as President of the Company since March, 1987 except for the period from May 1994 to early September 1994.
From 1976 to 1981, Mr. Baskin served as Vice President of Datapoint Corporation, a computer manufacturer. From 1969 to 1980, Mr. Baskin was also a Professor of Electrical Engineering and Computer Science at the University of California, Berkeley. Prior thereto, Mr. Baskin was employed by International Business Machines Corporation from 1956 to 1969 in a variety of research and development positions.

J. Thomas Bentley joined the Company's Board of Directors in March 1991.
Mr. Bentley is a Managing Partner at Bentley Hall & Company, an investment banking firm, a position he has held since co-founding that company in March 1990. Prior to co-founding Bentley Hall & Company, he initiated and led the management buyout investment business for Berkeley International Capital Corporation from March 1987 to January 1990. From November 1983 to February 1987, Mr. Bentley served as the Head of Corporate Finance for Citicorp Investment Bank.

Luther J. Nussbaum joined the Company's Board of Directors in March 1994. Mr. Nussbaum is a principal of Nussbaum & Associates, a private strategic planning and information technology consulting company. Mr. Nussbaum served from 1989 until 1992 as President and Chief Executive Officer of Evernet Systems, Inc., a national network systems integration company. From 1986 to 1989, Mr. Nussbaum was the President and Chief Operating Officer of Ashton-Tate, a microcomputer software company. Mr. Nussbaum entered the computer industry as a senior vice president of marketing and operations for Businessland, Inc., a worldwide reseller of personal computer products and services. Mr. Nussbaum serves on the Boards of the Olson Company and Info Touch, both of which are private companies.

Victor D. Poor joined the Company's Board of Directors in September 1987. Mr. Poor is currently an executive officer of Airnet Communications Corporation, a private cellular company. From November 1984 through

January 1994, Mr. Poor was Chairman of the Board of Image Data
Corporation. Mr. Poor also served as President and Chief Executive Officer of Image Data from November 1984 through June 1987. Prior to joining Image Data, Mr. Poor served in various capacities for Datapoint Corporation from 1969 through 1984, most recently as an Executive Vice President, and served as a director of Datapoint from 1980 through 1984.

Eugene T. Sanders, a co-founder of the Company, has served as the Company's Vice President, Advanced Product Development since September 1982, and as a director of the Company since September 1983. From 1977 to 1982, he served as a senior development engineer for Datapoint Corporation, where he developed a comprehensive color business graphics system.

VOTE REQUIRED

The five nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no legal effect under Delaware law. While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions in the election of directors, the Company believes that abstentions should be counted for purposes of determining whether a quorum is present at the Annual Meeting for the transaction of business. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions with respect to the election of directors in this manner. In a 1988 Delaware case, Berlin v. Emerald Partners. the Delaware Supreme Court held that broker non-votes may be counted as present or represented for purposes of determining the presence or absence of a quorum for the transaction of business. Accordingly, the Company intends to treat non-votes with respect to the election of directors in this manner.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the
Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC") and the NASDAQ. Such officers, directors and ten percent shareholders are also required by the SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during fiscal 1994 all Section 16 (a) filing requirements applicable to its officers, directors and ten percent shareholders were complied with.

BOARD MEETINGS AND COMMITTEES

The Board of Directors of the Company held a total of four meetings during fiscal 1994. During fiscal 1994, no director attended fewer than 75% of the aggregate of all meetings of the Board of Directors and the committees, if any, upon which such director served.

The Board of Directors has an Audit Committee, an Executive Compensation Committee and an Investment Committee. There is no nominating committee or any committee performing the functions of a nominating committee.

The Audit Committee recommends engagement of the Company's independent accountants, approves services performed by such accountants, and reviews and evaluates the Company's accounting system and its system of internal controls. This committee, consisting of Mr. Bentley, Mr. Nussbaum and Mr. Poor held one meeting during fiscal 1994.

The Executive Compensation Committee reviews and administers the compensation of the officers of the Company. This committee, consisting of Mr. Bentley, Mr. Nussbaum and Mr. Poor held four meetings during fiscal 1994. Mr. Poor was unable to attend one of these meetings.

The Investment Committee reviews and administers the Company's investment policy, including its marketable securities. This committee, consisting of Mr. Bentley, Mr. Nussbaum and Mr. Poor held four meetings during fiscal 1994.
Mr. Poor was unable to attend one of these meetings.

EXECUTIVE COMPENSATION

The following table sets forth certain information regarding compensation paid by the Company for services rendered during the last fiscal year to the company by the Chief Executive Officer and the most highly compensated executive officers whose salary and bonus for the fiscal year exceeded $100,000 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE
                         FISCAL 1994 ANNUAL COMPENSATION

                                                                                            ALL OTHER
NAME                PRINCIPAL POSITION                 YEAR        SALARY        BONUS      COMPENSATION
- ----                ------------------                 ----        ------        -----      ------------
Herbert B. Baskin   Chairman of the Board, President   1994        $ 60,000         -            -
                    and Chief Executive Officer        1993        $100,000         -            -
                                                       1992        $141,000      $ 7,000         -

P. Kevin Nagle(1)   President and Chief Executive
                    Officer                            1994        $ 42,000         -            -

James C. Cogan      Senior Vice President, Operations  1994        $136,000         -         $1,100 (2)
                                                       1993        $139,000         -            -
                                                       1992        $141,000      $ 7,000         -

Anthony Spica, Jr.  Vice President, Domestic Sales     1994        $132,000         -         $  500 (2)
                                                       1993        $131,000         -            -
                                                       1992        $151,000      $27,000         -

(1) Mr. Nagle served as President and Chief Executive Officer from May 16, 1994 to September 1, 1994.

(2)  Value of life insurance premium paid on behalf of named officer.

The following table sets forth the stock options granted during fiscal 1994 for the above named individuals.

                       OPTION GRANTS IN LAST FISCAL YEAR

                             INDIVIDUAL GRANTS
- -----------------------------------------------------------------------------------------
                             NUMBER OF        % OF TOTAL
                             SECURITIES       OPTIONS
                             UNDERLYING       GRANTED TO      EXERCISE OR
                             OPTIONS          EMPLOYEES IN    BASE PRICE     EXPIRATION
NAME                         GRANTED          FISCAL YEAR      ($/SHARE)        DATE
- -----------------------------------------------------------------------------------------
Herbert B. Baskin                 0           n/a             n/a            n/a
P. Kevin Nagle (1)           75,000           39.5%           $2.38          11/30/94
James C. Cogan                    0           n/a             n/a            n/a
Anthony Spica, Jr.                0           n/a             n/a            n/a

(1) No options were exercised by Mr. Nagle prior to the expiration of the option. Mr. Nagle's option would have vested at 25% per year and was granted pursuant to the terms and conditions of the General Parametrics Corporation 1987 Stock Option Plan. Such option would have had a term of six years.
In accordance with the terms of the plan, the option expired ninety days after the end of employment.

The following table sets forth the employee stock options exercised during fiscal 1994 by the above named individuals and the value of all unexercised stock options held by the above named individuals at October 31, 1994.

 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR END OPTION VALUE TABLE

                                                                 NUMBER OF
                                                                 SECURITIES            VALUE OF
                                                                 UNDERLYING            UNEXERCISED
                                                                 UNEXERCISED OPTIONS   IN-THE-MONEY OPTIONS
                                                                 AT FISCAL YEAR END    AT FISCAL YEAR END
                                                                 -------------------   --------------------
                             SHARE ACQUIRED    VALUE             EXERCISABLE/          EXERCISABLE/
NAME                         ON EXERCISE (#)   REALIZED ($)(1)   UNEXERCISABLE(#)      UNEXERCISABLE ($)(2)
- ----                         ---------------   ---------------   -------------------   --------------------
Herbert B. Baskin (3)        0                 $0                0                     $0
P. Kevin Nagle               0                 $0                0                     $0
James C. Cogan               0                 $0                50,000/10,000         $0
Anthony Spica, Jr.           5,000             $2,065            65,001/25,000         $0

(1) Value Realized is determined by multiplying the number of shares by the difference between the closing price on the trade date and the exercise price.

(2) All options for the named individuals were not in-the-money at fiscal year-end.

(3)  Mr. Baskin holds no employee stock options.

DIRECTORS' FEES

Mr. Bentley and Mr. Nussbaum are paid a fee of $1,000 for each regular
Board of Directors meeting attended, plus reimbursement of expenses. Mr. Poor is paid a fee of $1,500 for each regular Board of Directors meeting. Mr. Baskin was paid a fee of $1,000 for the one meeting that he attended while not an officer of the Company. The remaining directors, including Mr. Baskin receive no compensation for attending meetings.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of February 2, 1995 (i) by each person who is known by the Company to own more than 5% of the Company's Common Stock, (ii) by each of the Company's directors and nominees for director, (iii) by all current officers, directors and nominees as a group and (iv) by each of the Named Executive Officers.

                   SHARES BENEFICIALLY OWNED (1)
                   NAME AND ADDRESS OF                       NUMBER OF           PERCENT
                   BENEFICIAL OWNER                           SHARES             SHARES
                   ----------------                         ----------           ------
                   Herbert B. Baskin (2)                    1,400,458            27.4 %
                   J. Thomas Bentley (3)                       21,250             *
                   Luther J. Nussbaum (4)                       6,250             *
                   Victor D. Poor (5)                          23,250             *
                   Eugene T. Sanders (6)                      374,891             7.3 %
                   Bary W. Pollack (7)                        263,838             5.1 %
                   James C. Cogan (8)                          50,250             *
                   Anthony Spica, Jr. (9)                      66,253             1.3%
                   P. Kevin Nagle (10)                              0             *
                   Dimension Fund Advisors Inc.(11)           273,287             5.3 %
                   All current officers, directors, and
                   as a group ( 10 persons) (12)            2,227,673            41.6 %
             * Less than 1%

(1) The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

(2) Mr. Baskin's mailing address is care of General Parametrics Corporation, 1250 Ninth Street, Berkeley, CA 94710.

   (3) Includes 21,250 shares subject to options exercisable by Mr. Bentley within 60 days of February 2, 1995.

   (4) Includes 6,250 shares subject to options exercisable by Mr. Nussbaum within 60 days of February 2, 1995.

   (5) Includes 21,250 shares subject to options exercisable by Mr. Poor within 60 days of February 2, 1995.

   (6) Includes 35,000 shares subject to options exercisable by Mr. Sanders within 60 days of February 2, 1995. Mr. Sanders' mailing address is care of General Parametrics Corporation, 1250 Ninth Street, Berkeley, CA 94710.

   (7) Includes 33,500 shares subject to options exercisable by Mr. Pollack within 60 days of February 2, 1995. Mr. Pollack's mailing address is care of General Parametrics Corporation, 1250 Ninth Street, Berkeley, CA 94710.

   (8) Includes 50,000 shares subject to options exercisable by Mr. Cogan within 60 days of February 2, 1995.

   (9) Includes 65,001 shares subject to options exercisable by Mr. Spica within 60 days of February 2, 1995.

  (10) Mr. Nagle served as President and Chief Executive Officer from May 16, 1994 to September 1, 1994.

  (11) Dimension Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 273,287 shares of the Company's stock as of December 31, 1994, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in a series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares. Dimension Fund Advisors Inc.'s address is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401.

  (12) Includes 249,751 shares subject to options held by 10 persons and exercisable within 60 days of February 2, 1995.

     APPROVAL OF ADOPTION OF 1995 STOCK OPTION PLAN

GENERAL

    At the Annual Meeting, the stockholders are being asked to approve the adoption of the Company's 1995 Stock Option (the "1995 Plan"), as adopted by the Board of Directors and the reservation of 500,000 shares of Common Stock for issuance thereunder. The Board has also terminated the Company's 1986 Stock Option Plan (the "1986 Plan") with respect to future option grants. The 1986 Plan will remain in effect as to currently outstanding options granted under such plan. All grants of options made under the 1995 Plan will be subject to stockholder approval. As of February 2, 1995, the closing price of the Company's Common Stock was $1.75 per share.

The 1995 Plan will authorize the Board of Directors to grant incentive and nonstatutory stock options. The provisions of these options are outlined below.

PURPOSES

The purposes of the 1995 Plan are to attract and retain personnel for positions of substantial responsibility, to provide additional incentive to the employees and consultants of the Company and its subsidiaries and to promote the success of the Company's business.

ADMINISTRATION

With respect to grants of options to employees who are also officers or directors of the Company, the 1995 Plan shall be administered by (i) the Board of Directors of the Company if the Board may administer the 1995 Plan in compliance with Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") with respect to a plan intended to qualify under Rule 16b-3 as a discretionary plan or (ii) a committee designated by the Board of Directors to administer the 1995 Plan, which committee shall be constituted in such a manner as to permit the 1995 Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. With respect to the grants of options to employees or consultants who are neither officers or directors of the Company, the 1995 Plan shall be administered by (i) the Board of Directors or (ii) a committee designated by the Board, which committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of applicable laws and of the Internal Revenue Code of 1986, as amended (the "Code"). If permitted by Rule 16b-3, the 1995 Plan may be administered by different bodies with respect to directors, non-director officers and employees who are neither officers nor directors and consultants who are not directors. Members of the Board of Directors will receive no additional compensation for their services in connection with the administration of the 1995 Plan.

ELIGIBILITY

The 1995 Plan provides that options may be granted to employees (including officers and directors employed by the Company) and to consultants of the Company and any future subsidiaries. As of February 2, 1995, there were 49 persons eligible to be granted options under the 1995 Plan. The Board of Directors or its committee (collectively referred to hereinafter as the "Board") selects the participants and the number of shares to be subject to each option taking into account the duties and responsibilities of the employee or consultant, as the case may be, the value of the participant's services, his or her present and potential contribution to the success of the Company, the anticipated number of years of future service of the employee and other relevant factors. Incentive stock options may be granted only to employees, including officers, of the Company and its current and future subsidiaries. Nonstatutory stock options may be granted to employees or consultants of the Company.

TERMS OF STOCK OPTIONS

The terms of options granted under the 1995 Plan are determined by the Board. Each option is evidenced by a written stock option agreement between the Company and the participant and is subject to the following additional terms and conditions:

              Exercise of the Option. The Board determines on the date of grant the rate at which shares subject to an option vest and the terms upon which options are exercisable. The form of option agreement currently used by the Company generally provides that options vest as to 25% of the shares on each of the first, second, third and fourth anniversaries of the option grant date. The Board may determine at any time to change the vesting rate or terms of exercise of options granted in the future and may determine at any time to change the form or forms of option agreement used as to future grants of options.

      An option is exercised by giving notice of exercise to the Company, specifying the number of full shares of Common Stock to be purchased and tendering payment to the Company of the purchase price. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 1995 Plan provides that such means may be by one or more of the following: cash, check, delivery of the participant's promissory note, shares of the Company's Common Stock, delivery of documentation to effect simultaneous exercise and sale of shares sufficient to pay the exercise price, a reduction in the amount of Company liability to the participant or any combination of such methods of payment, or such other consideration or method of payment as is determined by the Board and is permitted under the Delaware General Corporation Law.

              Exercise Price. The exercise price of options granted under the 1995 Plan is determined by the Board. In the case of an incentive stock option granted to an employee, the option price may not be less than 100% of the fair market value of the Common Stock on the date the option is granted, with the exception that in the case of an option granted to a stockholder who, immediately prior to such grant, owns stock representing more than 10% of the voting power or value of all classes of stock of the Company or any parent or subsidiary of the Company, the exercise price must not be less than 110% of such fair market value on the date of grant. In the case of a nonstatutory option granted to any other eligible person, the per share exercise price shall be determined by the Board in its discretion.

              Termination of Employment or Consulting Relationship. If the participant's employment or consulting relationship with the Company or its subsidiaries is terminated for any reason other than death or disability, the participant may, but only within such period of time after such termination as is determined by the Board, not exceeding three months in the case of an incentive stock option, exercise his option to the extent the option was exercisable at the date of termination. To the extent the participant was not entitled to exercise the option at the date of termination, or if he does not exercise the option within the time specified above, the option terminates.

              Disability. If a participant is unable to continue his employment or consulting relationship with the Company or its subsidiaries as a result of his total and permanent disability, the participant may, but only within twelve months from the date of termination, exercise his option to the extent the option was exercisable at the date of termination. To the extent the participant was not entitled to exercise the option at the date of termination, or if he does not exercise the option within the time specified above, the option terminates.

              Death. If a participant should die while employed by or consulting for the Company or its subsidiaries, the option may be exercised at any time within twelve months of the date of death, but only to the extent the option was exercisable at the date of the employee or consultant's death. Any such exercise of an option following the death of an employee or consultant of the Company may only be exercised by such participant's estate or by a person who acquired the right to exercise the option by bequest or inheritance.

              Termination of Options. The term of each option will be fixed by the Board, provided, however, that all incentive stock options granted under the 1995 Plan expire no later than ten years after the date of grant. However, options granted to a participant who, immediately before the grant of such option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any parent or subsidiary of the Company, shall have a five year term unless otherwise provided in the option agreement.

              Nontransferability of Options. An option is not transferable by the participant other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, and is exercisable during the participant's lifetime only by the participant or a permitted transferee. In the event of the participant's death, options may be exercised by a person who acquires the right to exercise the option by bequest or inheritance.

              Section 162(m) Limitation. No employee may be granted, in any fiscal year of the Company, options to purchase more than 300,000 shares, which limitation is intended to qualify options granted under the 1995 Plan as performance-based compensation for purposes of the cap on tax deduction of executive compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended.

CAPITAL CHANGES

In the event any change, such as a stock split or payment of a stock dividend, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company (provided that issuance of Common Stock upon conversion of any convertible securities shall not be deemed to have been effected without receipt of consideration), an appropriate proportionate adjustment shall be made in the exercise price and in the number of shares subject to options outstanding under the 1995 Plan, as well as in the number of shares reserved for issuance under the 1995 Plan.

In the event of the proposed dissolution or liquidation of the Company, each outstanding option shall terminate immediately prior to the consummation of such proposed action. In the event of the merger of the Company with or into another corporation, or of a sale of substantially all the Company's assets, each option under the 1995 Plan may be assumed or an equivalent option may be substituted by such successor corporation or by a parent or subsidiary of such successor corporation. The Board may, in lieu of such assumption or substitution, provide for the participant to have the right to exercise the option as to all of the optioned stock, including shares as to which the option would not otherwise be exercisable. If the Board makes an option fully exercisable in lieu of an assumption or substitution in the event of a merger, the Board shall notify the participant that the option shall be fully exercisable for a period of 15 days from the date of such notice, and the option will terminate upon the expiration of such period.

AMENDMENT AND TERMINATION

The Board may amend, alter, suspend or discontinue the 1995 Plan at any time, but such amendment, alteration, suspension or discontinuation shall not adversely affect any stock options then outstanding under the 1995 Plan without the participant's consent. To the extent necessary and desirable to comply with Rule 16b-3 or Section 422 of the Code (or any other applicable law or regulation), the Company will obtain stockholder approval of any amendment to the 1995 Plan in such a manner and to such a degree as required. Subject to the specific terms of the 1995 Plan, the Board may accelerate any option or waive any conditions or restrictions pertaining to such option or shares of stock relating thereto at any time. The Board may also substitute new stock options for previously granted stock options, including previously granted stock options having higher option prices and may reduce the exercise price of any option to the then current fair market value if the fair market value of the Common Stock covered by such option shall have declined since the date the option was granted. The 1995 Plan shall continue in effect for a term of ten years unless sooner terminated as described above.

CERTAIN FEDERAL INCOME TAX INFORMATION UNDER CURRENT LAW

FEDERAL INCOME TAX ASPECTS OF THE PLAN

The following is a brief summary of the Federal income tax consequences of transactions under the Plan based on Federal securities and income tax laws in effect on January 1, 1995. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant's death or provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside.

NONSTATUTORY OPTIONS

General Rules: An optionee will not recognize any taxable income at the time he is granted a nonstatutory option. Upon exercise of the option, the optionee will generally recognize compensation income for federal tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price. In certain circumstances, where the shares are subject to a substantial risk of forfeiture when acquired or where the optionee is an officer, director or 10% shareholder of the Company, the date of taxation may be deferred unless the optionee files an election with the Internal Revenue
Service under Section 83(b) of the Code.

Withholding: Any compensation income recognized by an optionee who is also an employee will be treated as wages and will be subject to tax withholding by the Company out of the current compensation paid to the optionee. If such current compensation is insufficient to pay the withholding tax, the optionee will be required to make direct payment to the Company for the tax liability.

Gain or Loss on Sale: Upon a resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as described above, will be treated as capital gain or loss.

The Company will be entitled to a tax deduction in the amount and at the time that the optionee recognizes ordinary income with respect to shares acquired upon exercise of a nonstatutory option.

INCENTIVE STOCK OPTIONS

General Rules: If an option granted under the Plan is treated as an incentive stock option under the Code, the optionee will recognize no income upon grant of the option, and will recognize no income upon exercise of the option unless the alternative minimum tax rules apply. The Company will not be allowed a deduction for federal tax purposes in connection with the exercise of an incentive stock option.

Holding Periods: Upon the sale of the shares at least two years after the grant of the option and one year after exercise of the option (the "statutory holding periods"), any gain will be taxed to the optionee as long-term capital gain. If the statutory holding periods are not satisfied (i.e., the optionee makes a "disqualifying disposition"), the optionee will recognize compensation income equal to the difference between the exercise price and the lower of (i) the fair market value of the stock at the date of the option exercise or (ii) the sale price of the stock, and the Company will be entitled to a deduction in the same amount. Any additional gain or loss recognized on a disqualifying disposition of the shares will be characterized as capital gain or loss. A different rule for measuring ordinary income may apply if shares are purchased by an optionee who is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the optionee subsequently disposes of such shares prior to the expiration of statutory holding periods. In the event of a disqualifying disposition, the Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain recognized in excess of the amount treated as ordinary income will be characterized as capital gain.

REQUIRED VOTE

        The approval of the adoption of the 1995 Plan requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present or represented and entitled to vote at the Annual Meeting (the "Voting Shares"). Such affirmative votes must also constitute at least a majority of the required quorum. The required quorum is a majority of the shares outstanding on the Record Date. Votes against the proposal are counted for purposes of determining the presence or absence of a quorum and are also counted as having "voted" with respect to the proposal for purposes of determining whether the requisite majority of the Voting Shares has been obtained, but are treated as votes against the proposal. While there is no definitive statutory or case law in California as to the proper treatment of abstentions or broker non-votes in the counting of the votes with respect to a proposal such as approval of the 1995 Plan, based on Delaware case law addressing their treatment, the Company believes that both abstentions and broker non-votes should be counted for purposes of determining whether a quorum is present at the Annual Meeting. The Company further believes that both abstentions and broker non-votes should be counted for purposes of determining whether the requisite majority of the Voting Shares has been obtained. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions and broker non-votes on this proposal in this manner.

RECOMMENDATION

MANAGEMENT RECOMMENDS A VOTE FOR THE APPROVAL OF THE ADOPTION OF THE
1995 PLAN.

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors has selected Price Waterhouse, independent accountants, to audit the financial statements of the Company for the fiscal year ending October 31, 1995. Price Waterhouse has audited the financial statements of the Company beginning with the fiscal year ended October 31, 1983. The affirmative vote of the holders of a majority of the shares of the Company's Common Stock represented and voting at the meeting will be required to approve and ratify the Board's selection of Price Waterhouse. THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" APPROVAL AND RATIFICATION OF SUCH SELECTION.

A representative of Price Waterhouse is expected to be available at the Annual Meeting to make a statement if such representative desires to do so and to respond to appropriate questions.

                                 OTHER MATTERS

The Company knows of no other matters to be submitted to the meeting.
If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return the accompanying proxy in the envelope which has been enclosed, at your earliest convenience.

                                                          THE BOARD OF DIRECTORS
Dated:   March 15, 1995

                       GENERAL PARAMETRICS CORPORATION

                               1995 STOCK PLAN


1.     Purposes of the Plan. The purposes of this Stock Plan are:

- -      to attract and retain the best available personnel for positions of substantial responsibility,

- -      to provide additional incentive to Employees and Consultants, and

- -      to promote the success of the Company's business.

       Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

2.     Definitions. As used herein, the following definitions shall apply:

       (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

       (b) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code.

       (c)     "Board" means the Board of Directors of the Company.

       (d)     "Code" means the Internal Revenue Code of 1986, as amended.

       (e) "Committee" means a Committee appointed by the Board in accordance with Section 4 of the Plan.

       (f)     "Common Stock" means the Common Stock of the Company.

       (g) "Company" means General Parametrics Corporation, a Delaware corporation.

       (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services. The term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

       (i) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship with the Company, any Parent, or Subsidiary, is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

       (j)     "Director" means a member of the Board.

       (k)     "Disability" means total and permanent disability as defined in
       Section 22(e)(3) of the Code.

       (l) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

       (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      (n) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                    (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                   (ii) If the Common Stock is quoted on the NASDAQ System (but not on the Nasdaq National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                  (iii) In the absence of an established market for the Common
               Stock, the Fair Market Value shall be determined in good faith by the Administrator.

       (o) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

       (p) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

       (q) "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option. The Notice of Grant is part of the Option Agreement.

       (r) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

       (s)     "Option" means a stock option granted pursuant to the Plan.

       (t) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

       (u) "Option Exchange Program" means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

       (v)     "Optioned Stock" means the Common Stock subject to an Option.

       (w) "Optionee" means an Employee or Consultant who holds an outstanding Option.

       (x) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

       (y)     "Plan" means this 1995 Stock Option Plan.

       (z) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

       (aa) "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

       (bb) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.     Stock Subject to the Plan. Subject to the provisions of Section
       12 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 500,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

       If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, and the original purchaser of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future grant under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share ownership.

4.     Administration of the Plan.

       (a)     Procedure.

               (i)     Multiple Administrative Bodies. If permitted by
               Rule 16b-3, the Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

               (ii)    Administration With Respect to Directors and
               Officers Subject to Section 16(b). With respect to Option grants made to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted to comply with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3.

               (iii) Administration With Respect to Other Persons. With respect to Option grants made to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

       (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

               (ii) to select the Consultants and Employees to whom Options may be granted hereunder;

               (iii) to determine whether and to what extent Options are granted hereunder;

               (iv) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

               (v) to approve forms of agreement for use under the Plan;

               (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

               (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

               (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

               (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

               (x) to modify or amend each Option (subject to Section 14(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

               (xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

               (xii)   to institute an Option Exchange Program;

               (xiii) to determine the terms and restrictions applicable to Options; and

               (xiv)   administering the Plan.

       (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

5. Eligibility. Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option may be granted additional Options.

6.     Limitations.

       (a) Each Option shall be designated in the Notice of Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate
       Fair Market Value:

               (i) of Shares subject to an Optionee's Incentive Stock Options granted by the Company, any Parent or Subsidiary, which

               (ii) become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary)

exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

       (b) Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the

       Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

       (c) The following limitations shall apply to grants of Options to Employees:

               (i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 300,000 Shares.

               (ii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 12.

               (iii) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 12), the canceled Option will be counted against the limit set forth in Section 6(c)(i). For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

7. Term of Plan. Subject to Section 18 of the Plan, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 18 of the Plan. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 14 of the Plan.

8. Term of Option. The term of each Option shall be stated in the Notice of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

9.     Option Exercise Price and Consideration.

       (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

               (i)     In the case of an Incentive Stock Option

                       (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the grant.

                       (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator.

       (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

       (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                       (i)     cash;

                       (ii)    check;

                       (iii)   promissory note;

                       (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                       (v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

                       (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                       (vii) any combination of the foregoing methods of payment; or

                       (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

10.    Exercise of Option.

       (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

               An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed exercised when the Company receives:
(i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

               Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

       (b) Termination of Employment or Consulting Relationship. Upon termination of an Optionee's Continuous Status as an Employee or Consultant, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option, but only within such period of time as is specified in the Notice of Grant, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for 90 days following the Optionee's termination of Continuous Status as an Employee or Consultant. In the case of an Incentive Stock Option, such period of time shall not exceed ninety (90) days from the date of termination. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her

Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

       (c) Disability of Optionee. In the event that an Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

       (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

       (e)     Rule 16b-3. Options granted to individuals subject to
Section 16 of the Exchange Act ("Insiders") must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

11. Non-Transferability of Options. An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

12.    Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset
Sale.

       (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

       (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

        (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option may be assumed or an equivalent option may be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. The Administrator may, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all or a portion of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

13. Date of Grant. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

14.    Amendment and Termination of the Plan.

       (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

       (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

       (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

15.    Conditions Upon Issuance of Shares.

       (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

       (b) Investment Representations. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

16.    Liability of Company.

       (a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

       (b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 14(b) of the Plan.

17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

18. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

                        GENERAL PARAMETRICS CORPORATION

                             1995 STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT


       Unless otherwise defined herein, the terms defined in the General Parametrics Corporation 1995 Stock Option Plan shall have the same defined meanings in this Option Agreement.

19.    NOTICE OF STOCK OPTION GRANT




[Optionee's Name and Address]

       You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

       Grant Number                        _________________________

       Date of Grant                       _________________________

       Vesting Commencement Date           _________________________

       Exercise Price per Share            $________________________

       Total Number of Shares Granted      _________________________

 Total Exercise Price                      $________________________

       Type of Option:                     ___    Incentive Stock Option

                                           ___    Nonstatutory Stock Option

       Term/Expiration Date:               _________________________


     Vesting Schedule:

       This Option may be exercised, in whole or in part, in accordance with the following schedule:

       25% percent of the Shares subject to the Option shall vest on the first, second, third and fourth anniversary of the Vesting Commencement Date.

       Termination Period:

       This Option may be exercised for three (3) months after termination of the Optionee's employment or consulting relationship with the Company. Upon the death or Disability of the Optionee, this Option may be exercised for such longer period as provided in the Plan. In the event of the Optionee's change in status from Employee to Consultant or Consultant to Employee, this Option Agreement shall remain in effect.

In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

20.  AGREEMENT

       (a) Grant of Option. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee"), an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

              If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

       (b)  Exercise of Option.

                (a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement. In the event of Optionee's death, Disability or other termination of Optionee's employment or consulting relationship, the exercisability of the Option is governed by the applicable provisions of the Plan and this Option Agreement.

               (ii) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

               No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.


       (c) Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the
       Optionee:

               (i) cash; or

               (ii) check; or

               (iii) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

               (iv) surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares; or

               (v) delivery of Optionee's promissory note (the "Note") in the form attached hereto as Exhibit C, in the amount of the aggregate Exercise Price of the Exercised Shares together with the execution and delivery by the Optionee of the Security Agreement attached hereto as Exhibit B. The Note shall bear interest at a rate no less than the "applicable federal rate" prescribed under the Code and its regulations at time of purchase, and shall be secured by a pledge of the Shares purchased by the Note pursuant to the Security Agreement.

       (d) Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

       (e) Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

       (f) Tax Consequences. Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

              (i)   Exercising the Option.

                      (A) Nonstatutory Stock Option. The Optionee may incur regular federal income tax and state income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

                      (B) Incentive Stock Option. If this Option qualifies as an ISO, the Optionee will have no regular federal income tax or state income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee undergoes a change of status from Employee to Consultant, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the ninety-first (91st) day following such change of status.

              (ii)  Disposition of Shares.

                      (A) NSO. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

                      (B) ISO. If the Optionee holds ISO Shares for at least one year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price.

              (iii) Notice of Disqualifying Disposition of ISO Shares. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

       (g) Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by California law except for that body of law pertaining to conflict of laws.

By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                                 GENERAL PARAMETRICS CORPORATION



____________________________________      By:______________________________
Signature

____________________________________   Title:______________________________
Print Name

____________________________________
Residence Address

____________________________________

                               CONSENT OF SPOUSE

       The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.

                                         _______________________________________
                                           Spouse of Optionee

                                   EXHIBIT A

                        GENERAL PARAMETRICS CORPORATION

                             1995 STOCK OPTION PLAN

                                EXERCISE NOTICE


General Paramerics Corporation
1250 Ninth Street
Berkeley, CA 94710
Attention:  Secretary

       21. Exercise of Option. Effective as of today, ________________, 1995, the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of General Parametrics Corporation (the "Company") under and pursuant to the 1995 Stock Option Plan (the "Plan") and the Stock Option Agreement dated _____________, 19___ (the "Option Agreement"). The purchase price for the Shares shall be $_____________, as required by the Option Agreement.

       22. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares.

       23. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

       24. Rights as Shareholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

       25. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

       26. Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by California law except for that body of law pertaining to conflict of laws.


Submitted by:                              Accepted by:

PURCHASER:                                 GENERAL PARAMETRICS CORPORATION


__________________________                 By: ___________________________
Signature

__________________________                Its: ___________________________
Print Name


Address:                                           Address:

__________________________                 1250 Ninth Street
__________________________                 Berkeley, CA 94710

                                   EXHIBIT B

                               SECURITY AGREEMENT



       This Security Agreement is made as of __________, 1995 between General Parametrics Corporation, a California corporation ("Pledgee"), and _________________________ ("Pledgor").


                                    Recitals

       Pursuant to Pledgor's election to purchase Shares under the Option Agreement dated ________ (the "Option"), between Pledgor and Pledgee under Pledgee's 1995 Stock Option Plan, and Pledgor's election under the terms of the Option to pay for such shares with his promissory note (the "Note"), Pledgor has purchased _________ shares of Pledgee's Common Stock (the "Shares") at a price of $________ per share, for a total purchase price of $__________. The Note and the obligations thereunder are as set forth in Exhibit C to the Option.

       NOW, THEREFORE, it is agreed as follows:

       27. Creation and Description of Security Interest. In consideration of the transfer of the Shares to Pledgor under the Option Agreement, Pledgor, pursuant to the California Commercial Code, hereby pledges all of such Shares (herein sometimes referred to as the "Collateral") represented by certificate number ______, duly endorsed in blank or with executed stock powers, and herewith delivers said certificate to the Secretary of Pledgee ("Pledgeholder"), who shall hold said certificate subject to the terms and conditions of this Security Agreement.

       The pledged stock (together with an executed blank stock assignment for use in transferring all or a portion of the Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the Option, and the Pledgeholder shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

       28. Pledgor's Representations and Covenants. To induce Pledgee to enter into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

              (a) Payment of Indebtedness. Pledgor will pay the principal sum of the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

              (b) Encumbrances. The Shares are free of all other encumbrances, defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

              (c) Margin Regulations. In the event that Pledgee's Common Stock is now or later becomes margin-listed by the Federal Reserve Board and Pledgee is classified as a "lender" within the meaning of the regulations under
Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G"), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

       29. Voting Rights. During the term of this pledge and so long as all payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

       30. Stock Adjustments. In the event that during the term of the pledge any stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

       31. Options and Rights. In the event that, during the term of this pledge, subscription Options or other rights or options shall be issued in connection with the pledged Shares, such rights, Options and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledge-holder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

       32. Default. Pledgor shall be deemed to be in default of the Note and of this Security Agreement in the event:

              (a) Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

              (b) Pledgor fails to perform any of the covenants set forth in the Option or contained in this Security Agreement for a period of 10 days after written notice thereof from Pledgee.

       In the case of an event of Default, as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the California Commercial Code.

       33. Release of Collateral. Subject to any applicable contrary rules under Regulation G, there shall be released from this pledge a portion of the pledged Shares held by Pledgeholder hereunder upon payments of the principal of the Note. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.

       34. Withdrawal or Substitution of Collateral. Pledgor shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

       35. Term. The within pledge of Shares shall continue until the payment of all indebtedness secured hereby, at which time the remaining pledged stock shall be promptly delivered to Pledgor, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

       36. Insolvency. Pledgor agrees that if a bankruptcy or insolvency proceeding is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

       37. Pledgeholder Liability. In the absence of willful or gross negligence, Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.

       38. Invalidity of Particular Provisions. Pledgor and Pledgee agree that the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

       39. Successors or Assigns. Pledgor and Pledgee agree that all of the terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

       40. Governing Law. This Security Agreement shall be interpreted and governed under the laws of the State of California.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


  "PLEDGOR"                  By: _______________________________________________

                                    ____________________________________________
                                    Print Name

                                    Address: ___________________________________

                                             ___________________________________



 "PLEDGEE"                   General Parametrics Corporation,
                                 a Delaware corporation


                                    By: ________________________________________


                                    Title: _____________________________________


"PLEDGEHOLDER"               ________________________________________________
                                Secretary of General Parametrics Corporation

                                   EXHIBIT C

                                      NOTE


$_______________                                           [City, State]

                                                           ______________, 19___

       FOR VALUE RECEIVED, _______________ promises to pay to General Parametrics Corporation, a Delaware corporation (the "Company"), or order, the principal sum of _______________________ ($_____________), together with interest on the unpaid principal hereof from the date hereof at the rate of _______________ percent (____%) per annum, compounded semiannually.

       Principal and interest shall be due and payable on __________, ______. Should the undersigned fail to make full payment of principal or interest for a period of 10 days or more after the due date thereof, the whole unpaid balance on this Note of principal and interest shall become immediately due at the option of the holder of this Note. Payments of principal and interest shall be made in lawful money of the United States of America.

       The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

       This Note is subject to the terms of the Option, dated as of ________________. This Note is secured in part by a pledge of the Company's Common Stock under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.

       The holder of this Note shall have full recourse against the undersigned, and shall not be required to proceed against the collateral securing this Note in the event of default.

       In the event the undersigned shall cease to be an employee or consultant of the Company for any reason, this Note shall, at the option of the Company, be accelerated, and the whole unpaid balance on this Note of principal and accrued interest shall be immediately due and payable.

       Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.


                                            ____________________________________

                                            ____________________________________

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                        GENERAL PARAMETRICS CORPORATION
    Proxy for 1995 Annual Meeting of Stockholders to be held March 27, 1995

The undersigned stockholder of General Parametrics Corporation (the "Company") hereby revokes all previous proxies and appoints Herbert B. Baskin and William
A. Spazante or either of them, with full power of substitution, as the proxy of the undersigned to vote and otherwise represent all of the shares registered in the name of the undersigned at the 1995 Annual Meeting of Stockholders of the Company to be held on March 27, 1995 at 9:30 a.m. at the Company's headquarters, 1250 Ninth Street, Berkeley, California, and any adjournment thereof, with the same effect as if the undersigned were present and voting such shares, on the following matters and in the following manner:

1. Election of Directors

     / /  FOR all nominees listed below (except as indicated).

     / /  WITHHOLD authority to vote for all nominees listed below.

IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN LIST BELOW:

    HERBERT B. BASKIN, J. THOMAS BENTLEY, LUTHER J. NUSSBAUM, VICTOR D. POOR, EUGENE T. SANDERS

2. The approval of the adoption of the Company's 1995 Stock Option Plan, as adopted by the Company's Board of Directors and the reservation of 500,000 shares of Common Stock for issuance thereof:

          / /  FOR             / /  AGAINST        / /  ABSTAIN

3. The approval of the Board of Directors' selection of Price Waterhouse LLP as independent public accountants for the Company for the current fiscal year ending October 31, 1995:

          / /  FOR             / /  AGAINST        / /  ABSTAIN

                                                     (continued on reverse side)
and, in their discretion, upon such other matters, which may properly come before the meeting or any adjournment or adjournments thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE ABOVE PERSONS AND PROPOSALS, AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXYHOLDERS DEEM ADVISABLE.

                                      ________________________________
                                      (stockholder's signature)

                                      ________________________________
                                      (name typed or printed)

                                      Date: ___________________, 1995

                                      I plan to attend the meeting:
                                      / / Yes              / / No

                                      Sign exactly as your name (s) appears
                                      on your stock certificate. A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If stock is registered in two names, both should sign.

  TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN AND
       DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.